SECURITIES PURCHASE AGREEMENT


         SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of July 13, 1998, by and between OrthoLogic Corp., a Delaware corporation (the "Company"), and each of the entities whose names appear on the signature pages hereof. Such entities are each referred to herein as a "Purchaser" and, collectively, as the "Purchasers".

         The Company wishes to sell to each Purchaser, and each Purchaser wishes to purchase, on the terms and subject to the conditions set forth in this Agreement, shares (the "Preferred Shares") of the Company's Series B Convertible Preferred Stock, par value $0.0005 per share (the "Preferred Stock") and related Warrants in the form attached hereto as Exhibit A (the "Warrants"). The Preferred Shares are convertible pursuant to the terms of a Certificate of Designation relating to the Preferred Stock, the form of which is attached hereto as Exhibit B (the "Certificate of Designation") into shares (the "Conversion Shares") of the Company's common stock, par value $0.0005 per share (the "Common Stock"). The Warrants are exercisable into shares of Common Stock (the "Warrant Shares") in accordance with their terms. The Preferred Shares, the Conversion Shares, the Warrants and the Warrant Shares are collectively referred to herein as the "Securities".

         The Company has agreed to effect the registration of the Conversion Shares and the Warrant Shares under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Rights Agreement of even date herewith by and among the Company and the Purchasers (the "Registration Rights Agreement"). The sale of the Preferred Shares and the Warrants by the Company to the Purchasers will be effected in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act.

         The Company and each Purchaser hereby agree as follows:

1. PURCHASE AND SALE OF PREFERRED SHARES.
   -------------------------------------

         1.1 Agreement to Purchase and Sell. Upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, the Company agrees to sell and each Purchaser severally agrees to purchase the number of Preferred Shares, together with Warrants to purchase the number of shares of Common Stock, set forth below such Purchaser's name on the signature pages hereof at a purchase price for such Preferred Shares and Warrants equal to one thousand dollars ($1,000) times the number of Preferred Shares purchased by such Purchaser (the "Purchase Price"). The Warrants will entitle each Purchaser to purchase forty (40) shares of Common Stock for each Preferred Share purchased by such Purchaser. The Preferred Shares and Warrants will be sold, subject to the conditions set forth herein, in two (2) tranches (each a "Tranche" and together, the "Tranches").

         1.2 Closing of Tranche A. The closing of the initial Tranche hereunder ("Tranche A"), at which closing the Purchasers will purchase Preferred Shares and Warrants for an aggregate Purchase Price of fifteen million dollars ($15,000,000), will occur upon the satisfaction (or waiver) of the Tranche A Closing Conditions (as defined below) (the "Tranche A Closing"). The date on which the Tranche A Closing occurs is hereinafter referred to as the "Tranche A Closing Date". Subject to the satisfaction or waiver of the conditions set forth herein, the Tranche A Closing will be deemed to occur when this Agreement and the other Transaction Documents (as defined below) have been executed and delivered by the Company and each Purchaser (which delivery may be effected by facsimile transmission), and full payment of the Purchase Price has been made by each Purchaser by wire transfer of immediately available funds against physical delivery by the Company of duly executed certificates representing the Preferred Shares and the Warrants purchased by such Purchaser at the Tranche A Closing.

         1.3 Closing of Tranche B. If, during the period of three hundred (300) days following the Tranche A Closing Date (the "Initial Tranche B Period"), the Closing Bid Price (as defined in the Certificate of Designation) for the Common Stock is at or above eight dollars ($8.00) per share for ten (10) consecutive Trading Days (as defined in the Certificate of Designation), the Company must sell to each Purchaser its proportionate share of the tranche of Preferred Shares and Warrants ("Tranche B") to be issued at the Tranche B Closing (as defined below) for an aggregate Purchase Price to all of the Purchasers of five million dollars ($5,000,000) at a subsequent closing (the "Tranche B Closing"), such proportionate share to be calculated based on the number of Preferred Shares purchased by such Purchaser at the Tranche A Closing relative to the aggregate number of Preferred Shares purchased by all of the Purchasers at the Tranche A Closing. In such event, the Tranche B Closing will occur, subject to the satisfaction (or waiver) of the Tranche B Closing Conditions (as defined below), on the fifth (5th) business day (or other date mutually agreeable by the Company and the holders of a majority of the Preferred Shares then outstanding) following the tenth such Trading Day. If, at any time following the end of the Initial Tranche B Period, but prior to the second anniversary of the Tranche A Closing Date (the "Tranche B Option Period"), the Tranche B Closing has not occurred, and the Closing Bid Price (as defined in the Certificate of Designation) for the Common Stock is at or above eight dollars ($8.00) per share for ten (10) consecutive Trading Days (as defined in the Certificate of Designation)(a "Tranche B Option Event"), then the Company may, at its option and subject to the satisfaction (or waiver) of the Tranche B Closing Conditions (the "Tranche B Option"), sell to each Purchaser, and such Purchaser shall purchase, its proportionate share of the Preferred Shares and Warrants to be issued at the Tranche B Closing for an aggregate Purchase Price to all of the Purchasers of up to five million dollars ($5,000,000), such proportionate share to be calculated based on the number of Preferred Shares purchased by such Purchaser at the Tranche A Closing relative to the aggregate number of Preferred Shares purchased by all of the Purchasers at the Tranche A Closing; provided, however, that in order for the Company to exercise the Tranche B Option, the Company must deliver a written notice thereof to each Purchaser on a date that is (i) not more than thirty (30) days following the first occurrence of a Tranche B Option Event during the Tranche B Option Period and (ii) at least five
(5) days prior to the date on which the Tranche B Closing is to occur, and in such notice specify the number of Preferred Shares and Warrants that the Company proposes to issue and the date on which the Tranche B Closing is to occur, it being understood (A) that the Company may exercise the Tranche B Option only with respect to the first occurrence of a Tranche B Option Event during the Tranche B Option Period, and (B) that in no event may the Tranche B Closing occur after the second anniversary of the Tranche A Closing Date. The date on which the Tranche B Closing occurs is hereinafter referred to as the "Tranche B Closing Date". The Tranche B Closing will be deemed to occur when full payment of the Purchase Price for the Preferred Shares and Warrants to be issued and sold at such Closing has been made by each Purchaser by wire transfer of immediately available funds against physical delivery by the Company of duly executed certificates representing the Preferred Shares and Warrants purchased by such Purchaser at the Tranche B Closing. The closing of Tranche A or B hereunder is sometimes referred to as a "Closing" and, when taken together, as the "Closings".

         1.4 Certain Definitions. When used herein, (A) "business day" shall mean any day on which the New York Stock Exchange and commercial banks in the city of New York are open for business, (B) an "affiliate" of a party shall mean any person or entity controlling, controlled by or under common control with that party and (C) "control" shall mean, with respect to an entity, the ability to direct the business, operations or management of such entity, whether through an equity interest therein or otherwise. The term "Material Adverse Event", as such term is used in paragraph 4(a) of the Certificate of Designation, shall have the meaning set forth on Schedule 1.4 hereof.

2. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.
   ------------------------------------------------

         Each  Purchaser   hereby  makes  the  following   representations   and
warranties to the Company and agrees with the Company that, as of the date of this Agreement and as of the date of each Closing:

         2.1 Authorization; Enforceability. Such Purchaser is duly and validly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with full power and authority to purchase the Preferred Shares and Warrants and to execute and deliver this Agreement. This Agreement constitutes such Purchaser's valid and legally binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

         2.2 Accredited Investor. Such Purchaser is an accredited investor as that term is defined in Rule 501 of Regulation D, and is acquiring the Preferred Shares and Warrants solely for its own account as a principal and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act; provided, however that in making such representation, such Purchaser does not agree to hold the Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition.

         2.3 Information. The Company has provided such Purchaser with information regarding the business, operations and financial condition of the Company, and has granted to such Purchaser the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Preferred Shares and Warrants hereunder. Neither such information nor any other investigation conducted by such Purchaser or any of its representatives shall modify, amend or otherwise affect such Purchaser's right to rely on the Company's representations and warranties contained in this Agreement.

         2.4 Limitations on Disposition. Such Purchaser acknowledges that, except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

         2.5  Legend.   Such  Purchaser   understands   that  the   certificates
representing the Securities may bear at issuance a restrictive legend in substantially the following form:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and may not be offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer or sale. Such securities are issued subject to the provisions of (i) the Certificate of Designation relating to the Series B Convertible Preferred Stock of OrthoLogic Corp. (the "Company"), (ii) a Securities Purchase Agreement, dated as of July 9, 1998, by and among the Company and the Purchasers named therein, and (iii) a Registration Rights Agreement, dated as of July 9, 1998, by and among the Company and such Purchasers."

                  Notwithstanding  the foregoing,  it is agreed that, as long as
(A) the resale or transfer (including without limitation a pledge) of any of the Securities is registered pursuant to an effective registration statement, (B) such Securities have been sold pursuant to Rule 144 under the Securities Act or any successor provision ("Rule 144") or (C) such Securities are eligible for resale under Rule 144(k) or any successor provision, such Securities shall be issued without any legend or other restrictive language and, with respect to Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder upon request.

3.  REPRESENTATIONS  AND  WARRANTIES OF THE COMPANY.
    -----------------------------------------------

         The Company hereby makes the following representations and warranties to each Purchaser and agrees with each Purchaser that, as of the date of this Agreement and as of the date of each Closing:

         3.1 Organization, Good Standing and Qualification. Each of the Company and its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to carry on its business as now conducted. Each of the Company and its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the consolidated business, operations, properties, financial condition, prospects or results of operations of the Company and its subsidiaries taken as a whole or on the ability of the Company to perform its obligations under the Transaction Documents or the Certificate of Designation (a "Material Adverse Effect"). The term "subsidiaries" shall mean entities in which the Company has an equity interest of 50% or greater.

         3.2 Authorization; Consents. The Company has the requisite corporate power and authority to enter into and perform its obligations under (i) this Agreement, (ii) the Registration Rights Agreement, (iii) the Warrants and (iv) all other agreements, documents, certificates or other instruments executed and delivered by or on behalf of the Company at any Closing (the instruments described in (i), (ii), (iii) and (iv) being collectively referred to herein as the "Transaction Documents"), to execute and perform its obligations under the Certificate of Designation, to issue and sell the Preferred Shares and the Warrants to the Purchasers in accordance with the terms hereof, to issue the Conversion Shares upon conversion of the Preferred Shares in accordance with the Certificate of Designation and to issue the Warrant Shares upon exercise of the Warrants. All corporate action on the part of the Company by its officers, directors and stockholders necessary for (A) the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents, and (B) the authorization, execution and filing of, and the performance by the Company of its obligations under, the Certificate of Designation has been taken, and no further consent or authorization of the Company, its Board of Directors, its stockholders, any governmental agency or organization (other than such approval as may be required under the Securities Act and applicable state securities laws in respect of the Registration Rights Agreement), or any other person or entity is required (pursuant to any rule of the National Association of Securities Dealers, Inc. or otherwise).

         3.3 Enforcement. The Transaction Documents and the Certificate of Designation constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

         3.4 Disclosure Documents; Agreements; Financial Statements; Other Information. The Company has filed with the Commission: (i) the Company's Annual Report on Form 10-K for the year ended December 31, 1997, (ii) a Quarterly
Report on Form 10-Q for the quarter ended March 31, 1998, (iii) all Current Reports on Form 8-K required to be filed with the Commission since December 31, 1997 and (iv) the Company's definitive Proxy Statement for its 1998 Annual Meeting of Stockholders (collectively, the "Disclosure Documents"). The Company is not aware of any event occurring on or prior to the date of such Closing (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after such Closing. Each Disclosure Document, as of the date of the filing thereof with the Commission, conformed in all material respects to the requirements of the Exchange Act, and the rules and regulations thereunder and, as of the date of such filing, such Disclosure Document did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements required to be filed as exhibits to the Disclosure Documents have been filed as required. Neither the Company nor any of its subsidiaries is in breach of any agreement to which it is a party or by which it is bound where such breach is reasonably likely to have a Material Adverse Effect. Except as set forth in the Disclosure Documents or any schedule or exhibit attached hereto, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under generally accepted accounting principles, are not required to be reflected in such financial statements and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. As of their respective dates, the financial statements of the Company included in the Disclosure Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments). The written information described in paragraph 2.3 above does not contain an untrue statement of material fact or omit to state a material fact required in order to make such information not misleading, and, except as specifically disclosed to such Purchaser, does not include any material, non-public information.

         3.5 Capitalization. The capitalization of the Company as of the date hereof, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Preferred Stock) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants is set forth on Schedule 3.5 hereto. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. No shares of the capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances created by or through the Company. Except as disclosed on Schedule 3.5, or as contemplated herein, as of the date of this Agreement and as of the date of such Closing, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries. The Purchasers acknowledge and agree that the representation and warranty made in this paragraph 3.5 does not prohibit the Company from, at any meeting of its stockholders from time to time, amending an existing stock option plan or adopting a new stock option plan to provide for the grant of options for as much as fifteen percent (15%), in the aggregate at any point in time, of the issued and outstanding shares of Common Stock, measured as of the record date for the meeting at which stockholder approval for such amended or new stock option plan is sought.

         3.6 Valid Issuance. The Preferred Shares are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company, (ii) based in part upon the representations of each Purchaser in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws and (iii) will be entitled to all of the rights, preferences and privileges set forth in the Certificate of Designation. The Warrants are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company and (ii) based in part upon the representations of each Purchaser in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws. The Conversion Shares are duly authorized and reserved for issuance and, when issued upon conversion of the Preferred Shares in accordance with the terms of the Certificate of Designation, will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company. The Warrant Shares are duly authorized and, upon the issuance thereof in accordance with the terms of the Warrant, will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company.

         3.7 No Conflict with Other Instruments. Neither the Company nor any of its subsidiaries is in violation of any provisions of its charter, Bylaws or any other governing document or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it is bound, or of any provision of any Federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would have a Material Adverse Effect. The (i) execution, delivery and performance of this Agreement and the other Transaction Documents, (ii) execution and filing of the Certificate of Designation, and (iii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares and the Warrants and the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not (A) result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its subsidiaries or the triggering of any preemptive or anti-dilution rights or rights of first refusal or first offer on the part of holders of the Company's securities or (B) cause any Purchaser, or any affiliate of such Purchaser (in either such case, alone or together with any other Purchaser), to be deemed to be an Acquiring Person, as such term is defined in the Rights Agreement, dated as of March 4, 1997, between the Company and the Bank of New York (the "Rights Plan") or trigger any rights under the Rights Plan. Each Conversion Share and Warrant Share shall be entitled to all of the rights afforded to shares of Common Stock under the Rights Plan.

         3.8 Financial Condition; Taxes; Litigation.

                  3.8.1 The Company's financial condition is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. Except as otherwise described in the Disclosure Documents, there has been no material adverse change to the Company's business, operations, properties, financial condition, prospects or results of operations since the date of the Company's most recent audited financial statements contained in the Disclosure Documents.

                  3.8.2 The Company has filed all tax returns required to be filed by it and paid all taxes which are due, except for taxes which it reasonably disputes or which could not reasonably be expected to have a Material Adverse Effect.

                  3.8.3 Except as set forth on Schedule 3.8.3, neither the Company nor any of its subsidiaries is the subject of any pending or, to the Company's knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission or any state securities commission or other governmental or regulatory entity.

                  3.8.4 Except as described on Schedule 3.8.4, there is no material claim, litigation or administrative proceeding pending, or, to the Company's knowledge, threatened or contemplated, against the Company or any of its subsidiaries, or against any officer, director or employee of the Company or any such subsidiary in connection with such person's employment therewith. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could reasonably be expected to have a Material Adverse Effect.

         3.9 Reporting Company; Form S-3. The Company is subject to the reporting requirements of the Exchange Act, has a class of securities registered under Section 12 of the Exchange Act, and has filed all reports required thereby. The Company will be, as of September 1, 1998, eligible to register a primary issuance of shares of its Common Stock on a registration statement on Form S-3 under the Securities Act.

         3.10 Acknowledgement of Dilution. The Company acknowledges that the issuance of the Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Certificate of Designation and the issuance of the Warrant Shares upon exercise of the Warrants may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Shares and to issue Warrant Shares upon exercise of the Warrants is unconditional and absolute regardless of the effect of any such dilution.

         3.11 Intellectual Property. The Company and its subsidiaries each owns or possesses adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property rights necessary to conduct the business now operated by it (the "Intellectual Property Rights"), and is not aware of any infringement by a third party with respect to such rights or of any infringement by it or conflict with asserted rights of others that, in any such case, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect. The Intellectual Property Rights are valid and enforceable and no registration relating thereto has lapsed, expired or terminated or is the subject of any claim or proceeding that could result in any such lapse, expiration or termination. The Company and its subsidiaries each has complied in all material respects with its obligations pursuant to any agreement relating to the Intellectual Property Rights that are the subject of licenses granted by third parties.

         3.12 Registration Rights; Rights of Participation. Except as described on Schedule 3.12 hereto, (A) the Company has not granted or agreed to grant to any person or entity any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied and (B) no person or entity, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement, the other
Transaction Documents or the Certificate of Designation which has not been waived.

         3.13 Trading on Nasdaq. The Common Stock is authorized for quotation on the Nasdaq National Market, and trading in the Common Stock on Nasdaq has not been suspended. The Company is in full compliance with the continued designation criteria of the Nasdaq National Market, and does not reasonably anticipate that the Common Stock will lose its designation as a Nasdaq National Market Security, whether by reason of the transactions contemplated by this Agreement, the other Transaction Documents or the Certificate of Designation, and is not aware of any inquiry by or received any notice from the National Association of Securities Dealers, Inc. ("NASD") regarding any failure or alleged failure by the Company to comply with such criteria.

         3.14 Solicitation. Neither the Company nor any of its subsidiaries or affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Preferred Shares or
(ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Preferred Shares under the Securities Act.

         3.15 Fees. Except as described on Schedule 3.15 hereto, the Company is not obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby.

         3.16 Foreign Corrupt Practices. To the knowledge of the Company, neither the Company, nor any of its subsidiaries nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity,
(ii) made any direct or indirect
unlawful payment to any foreign or domestic government official or employee,  or
(iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         3.17 Other Issuances of Securities. The Company has not issued (and will not issue) any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Preferred Shares to the Purchasers, or the issuance of the Conversion Shares upon conversion thereof, for purposes of determining whether stockholder approval is required under the designation criteria of the Nasdaq National Market or otherwise.

         3.18 Title. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, claims, encumbrances and defects, except for liens, claims, encumbrances or defects which do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company and its subsidiaries.

         3.19 Regulatory Permits. The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

4. COVENANTS OF THE COMPANY AND THE PURCHASERS.
   -------------------------------------------

         4.1 Corporate Existence. The Company shall, so long as any Purchaser or any affiliate of such Purchaser beneficially owns any Securities, maintain its corporate existence in good standing and shall pay all taxes owed by it when due except for taxes which the Company reasonably disputes or as to which the failure to pay could not reasonably be expected to have a Material Adverse Effect.

         4.2 Provision of Information. The Company shall provide each Purchaser with copies of its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, press releases and proxy statements and other materials sent to stockholders, in each such case promptly after the filing thereof with the Commission, until the conversion or redemption of all of the Preferred Shares.

         4.3 Form D; Blue-Sky Qualification. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Tranche A Closing Date, take such action as is necessary to qualify the Preferred Shares for sale under applicable state or "blue-sky" laws or obtain an exemption therefrom, and shall provide evidence of any such action to each Purchaser at or prior to each Closing.

         4.4 Reporting Status. As long as any Purchaser or any affiliate of such Purchaser beneficially owns any Securities and until the date on which any of the foregoing may be sold to the public pursuant to Rule 144(k) (or any successor rule or regulation), (i) the Company shall timely file with the Commission all reports required to be so filed pursuant to the Exchange Act and
(ii) the Company shall not terminate its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination. The Company agrees to file with the Commission a Form 8-K describing the terms of the transactions contemplated by this Agreement and the other Transaction Documents, with the Transaction Documents attached to such Form 8-K as an exhibit thereto, on or before the tenth (10th) day following the Tranche A Closing Date in the form required by the Exchange Act. On or before the business day immediately following a Closing, the Company agrees to issue a press release describing all of the material terms of the transaction consummated at such Closing.

         4.5 Reservation of Common Stock. The Company shall at all times have authorized and reserved for issuance, free from any preemptive rights, solely for the purpose of effecting conversions of the Preferred Shares and exercise of the Warrants, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares and exercise of all of the Warrants then outstanding (the "Reserved Amount"). As of the Tranche A Closing Date, the Reserved Amount shall be equal to no less than 175% of the number of shares of Common Stock issuable upon conversion of all of the Preferred Shares and exercise of all of the Warrants to be issued at the Tranche A Closing (assuming for such purpose that such conversion or exercise were to occur as of the Tranche A Closing Date). If on any date the Reserved Amount is less than 150% of the number of shares of Common Stock then issuable upon conversion of all of the Preferred Shares and exercise of all of the Warrants then outstanding (assuming for such purpose that such conversion or exercise were to occur as of such date), the Company shall take action (including without limitation seeking stockholder approval for the authorization or reservation of additional shares of Common Stock) as soon as practicable (but in no event later than the fifth (5th) business day or, in the event that stockholder approval is required, the sixtieth (60th) day following such date) to increase the Reserved Amount to no less than 175% of the number of shares of Common Stock into which such outstanding Preferred Shares are then convertible and such outstanding Warrants are exercisable. The Company shall not reduce the number of shares reserved for issuance hereunder without the written consent of the holders of two-thirds of the Preferred Shares then outstanding. Any determination made hereunder as to the number of shares of Common Stock issuable upon the conversion of Preferred Shares or exercise of Warrants shall be made without regard to any restriction on such conversion or exercise that might otherwise exist under this Agreement, the other Transaction Documents or the Certificate of Designation. The initial Reserved Amount shall be allocated pro rata among the Purchasers based on the number of Preferred Shares issued to each Purchaser at the Tranche A Closing. Each increase in the Reserved Amount shall be allocated pro rata among the Holders based on the number of Preferred Shares held by such Holder at the time of such increase. In the event that a Holder shall sell or otherwise transfer any of such Holder's Preferred Shares, each transferee shall be allocated a pro rata portion of such transferor's Reserved Amount. Any portion of the Reserved Amount which remains allocated to any person or entity which does not hold any Preferred Shares shall be allocated to the remaining Holders pro rata based on the number of Preferred Shares then held by such Holders.

         4.6 Use of Proceeds. The Company shall use the proceeds from the sale of the Preferred Shares for general corporate purposes only, in the ordinary course of its business and consistent with past practice, and shall not use such proceeds to make a loan to any employee, officer or director of the Company or to repurchase or pay a dividend on shares of Common Stock.

         4.7 Transactions with Affiliates. The Company agrees that any transaction or arrangement between it or any of its subsidiaries and any affiliate or employee of the Company shall be effected on an arms' length basis in accordance with customary commercial practice and shall be approved by a majority of the Company's outside directors.

         4.8 Quotation on Nasdaq. The Company shall (i) promptly following the Tranche A Closing, take such action as may be necessary to include the Conversion Shares and the Warrant Shares on the Nasdaq National Market, and (ii) use its best efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange.

         4.9 Use of Purchaser Name. Except as may be required by applicable law, the Company shall not use, directly or indirectly, any Purchaser's name or the name of any of its affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of any Purchaser for the specific use contemplated or as otherwise required by applicable law or regulation.

         4.10 Company's Instructions to Transfer Agent. On or prior to the Tranche A Closing Date, the Company shall execute and deliver irrevocable instructions to its transfer agent (the "Transfer Agent") (i) to issue certificates representing Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Certificate of Designation and receipt of a valid Conversion Notice (as defined in the Certificate of Designation) from a Purchaser, in the amount specified in such Conversion Notice, in the name of such Purchaser or its nominee, (ii) to issue certificates representing Warrant Shares upon exercise of the Warrants and (iii) to deliver such certificates to such Purchaser no later than the close of business on the third (3rd) business day following the related Conversion Date (as defined in the Certificate of Designation) or Exercise Date (as defined in the Warrant), as the case may be. As long as the Company shall instruct the transfer agent that, in lieu of delivering physical certificates representing shares of Common Stock to a Purchaser upon conversion of the Preferred Shares, or exercise of the Warrants, and as long as the Transfer Agent is a participant in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and such Purchaser has not informed the Company that it wishes to receive physical certificates therefor, the transfer agent may effect delivery of Conversion Shares or Warrant Shares, as the case may be, by crediting the account of such Purchaser or its nominee at DTC for the number of shares for which delivery is required hereunder within the time frame specified above for delivery of certificates. The Company represents to and agrees with each Purchaser that it will not give any instruction to the Transfer Agent that will conflict with the foregoing instruction or otherwise restrict such Purchaser's right to convert the Preferred Shares or to receive Conversion Shares in accordance with the terms of the Certificate of Designation or to exercise the Warrant or to receive Warrant Shares upon exercise of the Warrants. In the event that the Company's relationship with the Transfer Agent should be terminated for any reason, the Company shall use its best efforts to cause the Transfer Agent to continue acting as transfer agent pursuant to the terms hereof until such time that a successor transfer agent is appointed by the Company and receives the instructions described above.

         4.11 Capital Raising Limitation; Registration Limitation. The Company will not, during the one hundred and eighty (180) day period following the
Tranche A Closing Date and, if the Tranche B Closing occurs, following the Tranche B Closing Date, offer for sale or sell any Common Stock (or any security convertible into, or exercisable or exchangeable for, Common Stock) (the "Capital Raising Limitation"). The Company will not, during the two hundred and seventy (270) day period following the effective date of the Registration Statement (as defined in the Registration Rights Agreement), register any shares of Common Stock otherwise than pursuant to the Registration Rights Agreement (the "Registration Limitation"). The Capital Raising Limitation and the Registration Limitation shall not apply to any transaction involving the issuance of Common Stock in a firm-commitment underwritten registered public offering, to the issuance of Common Stock pursuant to a warrant exercise for any warrant outstanding prior to the date hereof or the grant or exercise of options for Common Stock granted pursuant to one or more stock option plans (such plan or plans to be subject to the limitations described in paragraph 3.5 hereof) approved by the stockholders of the Company.

         4.12 Right of First Offer. Prior to any offer or sale by the Company of Common Stock (or any securities convertible or exercisable into or exchangeable for Common Stock) during the one (1) year period following the Tranche A Closing Date and, if the Tranche B Closing occurs, following the Tranche B Closing Date (the "First Offer Period"), the Company must first deliver to each Purchaser written notice describing the proposed issuance, including the terms and conditions thereof, and provide such Purchaser with an option during the five
(5) business day period following delivery of such notice to purchase up to its proportionate share (based on the number of Preferred Shares purchased by such Purchaser hereunder relative to the number of Preferred Shares purchased by all of the Purchasers hereunder) of the securities being offered on the same terms as contemplated by such issuance. In the event that such Purchaser either does not give notice within such five business day period that it intends to exercise the foregoing option or informs the Company in writing that it does not intend to participate in such issuance, the Company may offer to a third party the option to purchase up to, in the aggregate, the amount of securities which were declined by such Purchaser, on the same terms as were offered to such Purchaser. The Right of First Offer shall not apply to any transaction involving the issuance of Common Stock in a firm-commitment underwritten registered public offering or to a warrant exercise for any warrant outstanding prior to the date hereof or to the issuance of Common Stock pursuant to a stock option plan adopted by the Company prior to the date hereof.

         4.13 No Adverse Action. The Company and its subsidiaries shall refrain, while any Preferred Shares are outstanding, from taking any action or entering into any arrangement which in any way adversely affects (i) the rights, privileges or benefits available to a holder of Preferred Stock pursuant to the terms of the Certificate of Designation or (ii) the rights, privileges or benefits available to a holder of a Warrant.

         4.14 Short Sales. Each Purchaser agrees that will not create a "short position" in the Common Stock at any time following the Tranche A Closing Date until the earlier of (a) the fourth (4th) anniversary of the later to occur of the Tranche A Closing Date and the Tranche B Closing Date and (b) the first date on which such Purchaser no longer owns any Preferred Shares. For purposes hereof, a "short position" shall be deemed to have been created by a Purchaser if such Purchaser (i) enters into a "short sale" (as such term is defined in Rule 3(b)(3) under the Exchange Act), (ii) purchases a put option to sell shares of Common Stock or (iii) enters into a derivative or other similar transaction whereby such Purchaser will be compensated in the event of a decline in the price of the Common Stock; provided, however, that such term shall not include any short sales effected (A) as a result of the Company's failure to deliver Conversion Shares or Warrant Shares, as the case may be, in accordance with the terms of the Certificate of Designation or Warrant, respectively or (B) on the same day (or on the immediately preceding Trading Day) on which a Conversion Notice (as defined in the Certificate of Designation) is delivered by such Purchaser to the Company.

         4.15 Obligation to Hold Annual Stockholder Meeting. The Company agrees that, on or prior to May 31, 1999, it will hold a meeting of its stockholders at which it will recommend, and will otherwise use its best efforts to ensure, that such stockholders (i) approve the transactions contemplated by this Agreement, the other Transaction Documents and the Certificate of Designation and (ii) increase the Company's authorized Common Stock and out of such increase, increase the Reserved Amount by no less than the greater of seven million five hundred thousand (7,500,000) shares of Common Stock and one hundred and fifty percent (150%) of the number of shares of Common Stock issuable upon conversion of all of the Preferred Shares and exercise of the Warrants outstanding on the date the proxy statement relating to such meeting is filed with the Commission (assuming such conversion or exercise is effected at the Conversion Price or Exercise Price then in effect and without regard to any restrictions on such conversion or exercise that might otherwise exist); provided, however that if such approval is not obtained by May 31, 1999, and at any time thereafter, the sum of (i) the number of shares of Common Stock issuable upon conversion of all of the then outstanding Preferred Shares and exercise of the outstanding Warrants (assuming such conversion or exercise is effected at the Conversion Price or Exercise Price then in effect and without regard to any restrictions on such conversion or exercise that might otherwise exist) plus (ii) the aggregate number of shares of Common Stock theretofore issued upon conversion of the Preferred Shares and exercise of the Warrants is equal to or greater than five million (5,000,000) shares of Common Stock (the "Conversion Limit Amount") for five consecutive Trading Days, each Purchaser shall have the right, upon written notice to the Company, to require the Company to redeem a number of such Purchaser's Preferred Shares such that, immediately following such redemption (a "Conversion Limit Redemption"), such Purchaser's allocable portion of the Conversion Limit Amount (such allocable portion to be determined based on the number of Preferred Shares purchased by such Purchaser hereunder relative to the aggregate number of Preferred Shares purchased by the Purchasers hereunder) represents no less than one hundred and fifty percent (150%) of the number of shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants then held by such Purchaser (assuming such conversion or exercise is effected at the Conversion Price or Exercise Price then in effect and without regard to any restrictions on such conversion or exercise that might otherwise exist). For purposes of clarification, the parties acknowledge and agree that each Purchaser shall have the right to require a Conversion Limit Redemption each and every time that the conditions set forth in this paragraph 4.15 to such redemption exist. The Company shall, within five (5) business days of its receipt from a Purchaser of a notice requesting a Conversion Limit Redemption, redeem the number of Preferred Shares subject to such redemption by delivering to such Purchaser immediately available funds in an amount equal to the Conversion Limit Redemption Price. Any amounts representing the Conversion Limit Redemption Price which are not paid when due shall bear interest at an annual rate equal to the Default Interest Rate (as defined in the Certificate of Designation). For purposes hereof, the "Conversion Limit Redemption Price" with respect to a Preferred Share shall be equal to (a) during the first three hundred and sixty (360) days following the Closing Date relating to such Preferred Share, 108.5% of the Stated Value of such Preferred Share and (b) following the last day of such three hundred and sixtieth day period, a price that is calculated so that the holder of such Preferred Share will receive an annualized return on the Stated Value of such Preferred Share of 8.5%. The right of a Purchaser to require a Conversion Limit Redemption in the circumstances described herein will be in addition to any other rights or remedies available to such Purchaser in such circumstances, whether at law or in equity, under this Agreement, the other Transaction Documents or the Certificate of Designation.

         4.16 Obligation to Hold Special Stockholder Meeting. In the event that a "Material Adverse Event" (as defined in paragraph 4(a) of the Certificate of Designation) occurs, (A) the Company will have the right, upon written notice (a "Material Adverse Event Notice") delivered to the Holders during the five (5) day period immediately following the occurrence of a Material Adverse Event, to redeem all of the Preferred Shares then outstanding at a redemption price equal to the Conversion Limit Redemption Price for each Preferred Share (an "Optional Redemption"), and deliver funds representing such redemption price to each Purchaser within three (3) business days following such five day period, (B) if the Company does not exercise its right to an Optional Redemption, it must, within sixty days following the end of such five day period, hold a special meeting of its stockholders at which it will recommend, and will otherwise use its best efforts to ensure, that such stockholders approve the transactions contemplated by this Agreement, the other Transaction Documents and the Certificate of Designation and authorize for issuance by the Company no less than either (i) seven million five hundred thousand (7,500,000) additional shares of Common Stock, or (ii) one hundred and fifty percent (150%) of the number of shares of Common Stock issuable upon conversion of all of the Preferred Shares outstanding on the date that the proxy statement relating to such meeting is filed with the Commission, and (C) if the Company does not hold such special meeting within the time period specified in clause (B) above, or the stockholders do not approve the proposals described in clause (B) above, such failure will be deemed to constitute a Mandatory Redemption Event under the Certificate of Designation. Notwithstanding the foregoing, each Purchaser shall have the right, upon receipt by such Purchaser of a Material Adverse Event Notice from the Company, to notify the Company in writing within five (5) business days following such receipt that the Company will not be required to seek the stockholder approval described in clause (B) above, in which case the Company will no longer have the right to redeem any Preferred Shares pursuant to clause (A) above.

5. CONDITIONS TO CLOSING.
   ---------------------

         5.1 Conditions to Purchasers' Obligations at Tranche A Closing. Each Purchaser's obligations at the Tranche A Closing, including without limitation its obligation to purchase Preferred Shares and Warrants at the Tranche A Closing, are conditioned upon the fulfillment (or waiver by such Purchaser) of each of the following events as of the Tranche A Closing Date:

                  5.1.1 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date;

                  5.1.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before such Closing;

                  5.1.3 the Company shall have delivered to such Purchaser a certificate, signed by an officer of the Company, certifying that the conditions specified in paragraphs 5.1.1 and
                                    5.1.2 above have been fulfilled as of such Closing;

                  5.1.4 the Company shall have filed the Certificate of Designation with the Secretary of State of the State of Delaware and shall have furnished such Purchaser with a file-stamped copy thereof;

                  5.1.5 the Company shall have delivered to such Purchaser an opinion of counsel for the Company, dated as of such date, in substantially the form set forth on Exhibit
                                    5.1.5 hereto, and covering such additional matters as may reasonably be requested by such Purchaser;

                  5.1.6 the Company shall have delivered duly executed certificates representing the Preferred Shares and the Warrants being so purchased;

                  5.1.7             the   Company   shall  have   executed   and
                                    delivered the Registration Rights Agreement;

                  5.1.8 the Common Stock shall be designated for quotation and actively traded on the Nasdaq National Market;

                  5.1.9 there shall have been no material adverse change in the Company's consolidated business or financial condition since the date of the  Company's  most recent  audited
                                    financial   statements   contained   in  the
                                    Disclosure Documents;

                  5.1.10 the Company shall have authorized and reserved for issuance one hundred and seventy five percent (175%) of the aggregate number of  shares  of Common  Stock  issuable  upon
                                    conversion  of all of the  Preferred  Shares
                                    and  exercise of all of the  Warrants  (such
                                    number to be determined using the Conversion
                                    Price or  exercise  price in  effect  on the
                                    Tranche A Closing Date and without regard to
                                    any   restriction   on  the   ability  of  a
                                    Purchaser to convert Preferred Shares or exercise the Warrants as of such date) to be issued at the Tranche A Closing;

                  5.1.11 each of the Company's executive officers shall have executed and delivered a letter agreement addressed to such Purchaser regarding such person's agreement to refrain from selling such person's holdings of Common Stock for one (1) year from the Tranche A Closing Date, provided, however, that the letter executed and delivered by Frank McGee shall state that such agreement to refrain from selling Common Stock shall expire on January 1, 1999;

                  5.1.12 each of the Company's executive officers who owns shares of Common Stock shall have executed and delivered a letter agreement addressed to such Purchaser regarding such person's agreement to vote such shares in favor of any proposal made at or in connection with any meeting of the holders of the Company's Common Stock regarding (i) approval of the transactions contemplated herein or (ii) the authorization of the issuance of additional shares of Common Stock as Conversion Shares; and

                  5.1.13 the Company shall have notified such Purchaser in writing of the name, address, and telephone and fax numbers of, and the name of a contact person at, the Transfer Agent for the purpose of delivering Conversion Notices (as defined in the Certificate of Designation).

         5.2 Conditions to Purchasers' Obligations at the Tranche B Closing. Each Purchaser's obligations at the Tranche B Closing, including without limitation its obligation to purchase Preferred Shares and Warrants at such Closing, are conditioned upon the fulfillment (or waiver by the Purchaser) of each of the following events as of the date of such Closing:

                  5.2.1 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date;

                  5.2.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement, the Registration Rights Agreement and the Certificate of Designation that are required to be complied with or performed by the Company at any time prior to such Closing;

                  5.2.3 the Company shall have delivered to the Purchaser a certificate, signed by an officer of the Company, certifying that the conditions specified in paragraphs 5.2.1, 5.2.2 and 5.2.9 hereof have been fulfilled as of such Closing;

                  5.2.4 the Company shall have delivered to the Purchaser an opinion of counsel for the Company, dated as of such date, in substantially the form set forth on Exhibit
                                    5.2.4 hereto, and covering such additional matters as may reasonably be requested by the Purchaser;

                  5.2.5 the Company shall have delivered duly executed certificates representing the Preferred Shares and Warrants being so purchased;

                  5.2.6 the Common Stock shall be designated for quotation and actively traded on the Nasdaq National Market;

                  5.2.7 there shall have been no material adverse change in the Company's consolidated business or financial condition since the date of the  Company's  most recent  audited
                                    financial   statements   contained   in  the
                                    Disclosure Documents;

                  5.2.8 the Company shall have authorized and reserved for issuance not less than one hundred and seventy five percent (175%) of the aggregate number of shares of Common Stock issuable upon conversion or exercise of (i) all of the Preferred Shares and Warrants then outstanding and (ii) all of the  Preferred  Shares  and  Warrants  to be
                                    issued at such  Closing  (such  number to be
                                    determined  using  the  Conversion  Price or
                                    exercise price in effect on the date of such
                                    Closing   and   without    regard   to   any
                                    restriction on the ability of a Purchaser to convert Preferred Shares or exercise the Warrants as of such date);

                  5.2.9             the  Registration  Statement  (as defined in
                                    the  Registration  Rights  Agreement)  shall
                                    have been  declared  effective  and shall be
                                    available for the sale by each  Purchaser of
                                    not less than two hundred  percent (200%) of
                                    the  aggregate  number  of  shares of Common
                                    Stock  issuable upon  conversion or exercise
                                    of  (x)  all  of the  Preferred  Shares  and
                                    Warrants then outstanding and (y) all of the
                                    Preferred  Shares and  Warrants to be issued
                                    at  such   Closing   (such   number   to  be
                                    determined  using  the  Conversion  Price or
                                    Exercise Price in effect on the date of such
                                    Closing   and   without    regard   to   any
                                    restriction on the ability of a Purchaser to
                                    convert  Preferred  Shares or  exercise  the
                                    Warrants   as  of   such   date),   and   no
                                    proceedings  shall have been  instituted  by
                                    any  government  agency  or self  regulatory
                                    organization   for  the  purpose  of  or  in
                                    connection  with  issuing  a stop  order  or
                                    other   restraint   on  the   use  of   such
                                    Registration Statement;

                  5.2.10 a Mandatory Redemption Event (as defined in the Certificate of Designation) or any other event entitling a Purchaser to exercise a right of redemption under this Agreement, the other Transaction Documents or the Certificate of Designation shall not have occurred and be continuing; and

                  5.2.11 in the event that the Tranche B Closing is to occur (A) prior to the end of the Initial Tranche B Period, the Closing Bid Price (as defined in the Certificate of Designation) for the Common Stock must be at or above eight dollars ($8.00) on the day immediately prior to the Tranche B Closing Date, or (B) after the end of the Initial Tranche B Period, the Company shall have received the approval of its stockholders for the matters described in paragraph 4.15 above and the Closing Bid Price (as defined in the Certificate of Designation) for the Common Stock must be at or above eight dollars ($8.00) on the day immediately prior to the Tranche B Closing Date.

         5.3 Conditions to Company's Obligations at Each Closing. The Company's obligations at each Closing are conditioned upon the fulfillment of each of the following events as of the date of such Closing:

                  5.3.1 the representations and warranties of each Purchaser shall be true and correct in all material respects as of such date as if made on such date; and

                  5.3.2 each Purchaser shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Purchaser on or before such Closing.

6. MISCELLANEOUS.
   -------------

                  6.1 Survival; Severability. The representations, warranties, covenants and indemnities made by the parties herein shall survive each Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

                  6.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Purchaser may assign its rights and obligations hereunder, in connection with any private sale or transfer of the Preferred Shares in accordance with the terms hereof, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term "Purchaser" shall be deemed to refer to such transferee as though such transferee were an original signatory hereto. The Company may not assign it rights or obligations under this Agreement.

                   6.3 No Reliance. Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of any other party in connection with entering into this Agreement, the other Transaction Documents or such transactions (other than the representations made in this Agreement or the other Transaction Documents),
(iii) it has not received from such party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by such other party.

                  6.4 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of the other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                   6.5 Injunctive Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Purchaser and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, such Purchaser shall be entitled to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss.

                  6.6 Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the conflict of laws provisions thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                  6.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                  6.8 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  6.9 Notices. Any notice, demand or request required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a business day or, if such day is not a business day, on the next succeeding business day, (ii) on the next business day after timely delivery to a nationally-recognized overnight courier and (iii) on the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

                  If to the Company:

                  OrthoLogic Corp.
                  1275 West Washington Street
                  Tempe, Arizona 85281
                  Attn:    President
                  Tel:     (602) 437-5520
                  Fax:     (602) 470-7080

                  with a copy to:
                  Quarles & Brady
                  One East Camelback
                  Phoenix, Arizona 85012
                  Attn:    P. Robert Moya, Esq.
                  Tel.     602-230-5500
                  Fax.     602-230-5598
and if to any Purchaser, to such address for such Purchaser as shall appear on the signature page hereof executed by such Purchaser, or as shall be designated by such Purchaser in writing to the Company.

                  6.10 Expenses. The Company and each Purchaser each shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement, provided, however, that the Company shall reimburse Marshall Capital Management, Inc. for all out-of-pocket expenses (including without limitation legal fees and expenses) incurred by it in connection its due diligence investigation of the Company and the negotiation, preparation, execution, delivery and performance of the Certificate of Designation, this Agreement and the other Transaction Documents in an amount not to exceed forty thousand dollars ($40,000).

                  6.11 Entire Agreement; Amendments. This Agreement and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

ORTHOLOGIC CORP.


By: /s/ Thomas R. Trotter
   -------------------------
    Name: Thomas R. Trotter
    Title: President & CEO


PURCHASER NAME: ______________________________


By: _________________________
    Name:
    Title:


ADDRESS:

         _______________________________

         _______________________________

         Tel: __________________________

         Fax: __________________________


Number of Shares of Series B Preferred Stock to be Purchased: _______________


Number of Shares of Common Stock represented by
         the Warrants to be Purchased: _______________
                                      -23-